UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2023

GETAROUND, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40152	85-3122877
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Green Street

San Francisco, California 94111

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (415) 295-5725

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GETR	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Common Stock, each at an exercise price of $11.50 per share	GETR WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Asset Purchase Agreement

On May 8, 2023, Getaround, Inc. (“Getaround” or the “Company”) entered into an Asset Purchase Agreement, dated as of May 8, 2023 (the “Asset Purchase Agreement”), with HyreCar Inc., a Delaware corporation (“Seller”), as the result of the Company being selected as the successful bidder in a sale authorized by the United States Bankruptcy Court for the District of Delaware pursuant to, inter alia, sections 105, 363, and 365 of the United States Bankruptcy Code. Pursuant to the Purchase Agreement, the Company will acquire substantially all of the assets owned, controlled or used by the Seller related to the operation of its peer-to-peer car sharing business (the “Acquired Assets”) and certain of the Seller’s liabilities (the “Assumed Liabilities”), as such terms are defined in the Asset Purchase Agreement, for an aggregate purchase price of $9.45 million, comprised of cash and certain credits for the Assumed Liabilities. The consummation of the transactions contemplated by the Asset Purchase Agreement is subject to the satisfaction of a number of conditions and is expected to occur on or about May 16, 2023. This description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Warrant Agreement

As previously disclosed, on May 11, 2022, the Company entered into a convertible note subscription agreement (as amended, the “Subscription Agreement”) with Mudrick Capital Management L.P. on behalf of certain funds, investors, entities or accounts that are managed, sponsored or advised by Mudrick Capital Management L.P. or its affiliates (the “Subscriber”), pursuant to which the Company issued and sold to the Subscriber an aggregate of $175.0 million principal amount of its senior secured convertible notes (the “Convertible Notes”) on December 8, 2022 (the “Closing Date”).

In connection with the execution of the Subscription Agreement, the Company agreed to pay the Subscriber a $3.5 million commitment fee in cash or warrants, in substantially the same form as the Company’s public warrants, within 100 trading days following the Closing Date. The Subscription Agreement provides that if the Company elects to issue warrants, it will issue warrants to purchase 2,800,000 shares of the Company’s common stock, based upon a value of $1.25 per warrant, with automatic adjustment upward or downward to a variable amount, capped at a maximum of $2.00 per warrant and a minimum of $0.50 per warrant, based on the volume-weighted average trading price (“VWAP”) of the Company’s public warrants for the 90 trading days after the Closing Date. Pursuant to the terms of the Subscription Agreement, effective as of April 21, 2023, the warrant value was automatically adjusted downward to $0.50 per warrant based on the VWAP for such period.

On May 4, 2023, the Company entered into a warrant agreement (the “Warrant Agreement”) with Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agent”), providing for the issuance of 7,000,000 warrants (the “Note Warrants”) to the Subscriber in full satisfaction of the commitment fee payable under the Subscription Agreement. The Warrant Agreement and the Note Warrants are in substantially the same forms as the warrant agreement and public warrants entered into in connection with the Company’s initial public offering. Each Note Warrant represents the right to purchase one share of the Company’s common stock at $11.50 per share, subject to certain anti-dilution provisions provided for in the Warrant Agreement. The Note Warrants are immediately exercisable and expire on December 8, 2027. The Note Warrants were issued to the Subscriber pursuant to an exemption from registration provided for under Section 4(a)(2) of the Securities Act of 1933, as amended, in a transaction not involving a public offering.

The foregoing descriptions of the Warrant Agreement and the Note Warrants are qualified in their entirety by the full text of the Warrant Agreement, including the form of Note Warrant attached thereto, a copy of which is attached to this Current Report on Form 8-K as Exhibit 4.1 and incorporated herein by reference. The terms of the Subscription Agreement are more fully described in the Company’s Current Report on Form 8-K filed on December 14, 2022, under the caption “Convertible Notes Financing,” which disclosure is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under the heading “Warrant Agreement” in Item 1.01 above with respect to the Note Warrants is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On May 11, 2023, the Company issued a press release announcing, among other things, the Asset Purchase Agreement. The press release is attached to this Current Report as Exhibit 99.1 and incorporated herein by reference.

The information provided pursuant to this Item 7.01, including Exhibit 99.1, is “furnished” and shall not be deemed “filed” with the Securities and Exchange Commission (the “SEC”) or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in any such filings.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events, such as statements the chief executive officers of Getaround and HyreCar, statements regarding expected synergies, future financial results and other benefits of the transaction, sources of funding for the acquisition, and the timing of completion of the acquisition. In some cases, you can identify forward-looking statements by terminology such as “intends,” “plans,” and “will,” or the negative of these terms or variations of them or similar terminology. We have based these forward-looking statements on our current expectations and assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate under the circumstances. However, whether actual results and developments will conform with our expectations and predictions is subject to a number of risks and uncertainties, many of which are beyond our control, including the possibility that the acquisition will not be completed on a timely basis or at all, whether due to the failure to satisfy the conditions of the acquisition or otherwise, the inability of Getaround to realize successfully any anticipated synergy, financial results or other benefits when (and if) the acquisition is completed, the inability of Getaround to integrate successfully the HyreCar assets when (and if) the acquisition is completed, the possibility Getaround will need to raise additional capital to fund the aggregate purchase price for the acquisition, and Getaround incurring and/or experiencing unanticipated costs and/or delays or difficulties relating to the acquisition when (and if) it is completed; and the other factors under the heading “Risk Factors” in our Current Report on Form 8-K filed with the SEC on December 14, 2022, and in other filings that the Company has made and may make with the SEC in the future. All of the forward-looking statements made in this Current Report on Form 8-K are qualified by these cautionary statements. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on the Company or our business or operations. Such statements are not intended to be a guarantee of future performance and actual results or developments may differ materially from those projected in the forward-looking statements. You should not place undue reliance on these forward-looking statements, which are made only as of the date of this Current Report on Form 8-K. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Warrant Agreement, dated May 4, 2023, between Getaround, Inc. and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Asset Purchase Agreement, dated as of May 8, 2023, by and between Getaround, Inc. and HyreCar Inc.†
99.1	Press release, dated May 11, 2023

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

† Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GETAROUND, INC.

Date: May 11, 2023	/s/ Spencer Jackson
Name: Spencer Jackson
Title: General Counsel and Secretary